Consolidated Balance Sheets (Current Period Unaudited) (Parentheticals) (USD $)	Sep. 30, 2013 Successor [Member]	Jan. 31, 2013 Predecessor [Member] Common Class L [Member]	Jan. 31, 2013 Predecessor [Member] Common Class A [Member]
Common stock, par value (in Dollars per share)	$ 0.0001	$ 0.01	$ 0.01
Common stock, shares authorized	250,000,000	1,000,000	200,000
Common stock, shares issued	11,770,583	1,000,000	68,889
Common stock, shares outstanding	11,770,583	1,000,000	68,889